UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2003

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6035 Parkland Blvd. Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Item 9.	Regulation FD Disclosure

Explanation of Amendment

Parker-Hannifin Corporation (the “Company”) is filing this Form 8-K/A as Amendment No. 2 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on October 15, 2003, as amended by the Company’s Form 8-K/A, Amendment No. 1, that was filed with the Securities and Exchange Commission on October 16, 2003. The Form 8-K/A, Amendment No. 2, corrects a typographical error that was contained in Form 8-K/A, Amendment No. 1. The following reflects the correct information:

FY 2004 Outlook

Business Segment

➢ Sales Growth versus FY 2003

➢ Industrial North America	2.0% to 5.0%
➢ Industrial ROW	5.0% to 8.0%
➢ Aerospace	-8.0% to -5.0%
➢ Climate & Industrial Controls	-3.0% to 0.0%
➢ Other	2.0% to 5.0%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/S/ TIMOTHY K. PISTELL
Timothy K. Pistell
Vice President Finance and Administration and Chief Financial Officer

Date: October 20, 2003